Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 29, 2016
Prospectus

Effective December 12, 2016, the redemption fee for IT Services Portfolio has been removed.

Effective December 12, 2016, the redemption fee for Software and IT Services Portfolio has been removed.

Effective December 12, 2016, the redemption fee for Technology Portfolio has been removed.

The Board of Trustees has approved a fund name change from Electronics Portfolio to Semiconductors Portfolio effective October 1, 2016.

The Board of Trustees has approved, subject to shareholder approval, a proposal to eliminate Communications Equipment Portfolio’s, Computers Portfolio’s, IT Services Portfolio’s, Semiconductors Portfolio’s, Software and IT Services Portfolio’s, and Technology Portfolio’s fundamental “invests primarily” policy and to modify Computers Portfolio’s, Semiconductors Portfolio’s, Software and IT Services Portfolio’s, and Technology Portfolio’s fundamental concentration policy. A meeting of the shareholders of the funds will be held during the first quarter of 2017, to vote on these proposals. If approved by shareholders, each fund will continue to have a policy that may be changed upon 60 days’ prior notice to shareholders of normally investing at least 80% of its assets in securities of companies principally engaged in specified activities suggested by its name. In addition, if shareholders of Semiconductors Portfolio approve the fundamental “invests primarily” policy, the 80% policy for Semiconductors Portfolio will be modified to better reflect the fund’s investment focus on manufacturers of semiconductors and related products and of semiconductor equipment. Also, for each of Computers Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, and Technology Portfolio the fundamental concentration policy will be modified to tie to certain specified industries. If approved, the changes will take effect on March 1, 2017 or the first day of the month following the shareholder meeting.

Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

The following information replaces similar information for IT Services Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Daniel Sherwood (portfolio manager) has managed the fund since October 2015.

Effective December 12, 2016, the following information replaces similar information for Computers Portfolio, Communications Equipment Portfolio, and Semiconductors Portfolio in the “Shareholder Information” section under the heading “Selling Shares”.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces similar information for IT Services Portfolio found in the "Fund Services" section under the "Portfolio Manager(s)" heading.

Daniel Sherwood is portfolio manager of IT Services Portfolio, which he has managed since October 2015. Since joining Fidelity Investments in 2008, Mr. Sherwood has worked as a research analyst and a portfolio manager.

SELTEC-17-01 1.918659.117	January 4, 2017